Correspondence Document





                                             April 27, 2005






VIA EDGAR
---------
Securities and Exchange Commission
Attention:  Filing Desk
450 Fifth Street, N.W.
Washington, D.C. 20549

             Re:   Report on Form 8-K of Coach, Inc.
                   ---------------------------------

Ladies/Gentlemen:

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we are filing by EDGAR a Current Report on Form 8-K of Coach, Inc. (the "Company") including exhibits.

     Thank you for your assistance in this matter. If you should have any questions on the foregoing, please call the undersigned at (212) 615-2002.

                                                     Very truly yours,


                                                     /s/ Daniel J. Ross

Attachments

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ______

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):      April 25, 2005



                                   Coach, Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                     1-16153                    52-2242751
     --------------             -------------------          ----------------
       (State of              (Commission File Number)        (IRS Employer
     Incorporation)                                         Identification No.)


                    516 West 34th Street, New York, NY 10001
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 594-1850
                             ----------------------
              (Registrant's telephone number, including area code)



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Item 1.01: Entry into a Material Definitive Agreement.

     On April 25, 2005, Coach, Inc. (the "Company") and Sumitomo Corporation ("Sumitomo") entered into an agreement under which the Company will purchase Sumitomo's 50% ownership interest in Coach Japan, Inc. (a joint venture between the Company and Sumitomo). Two of the Company's wholly-owned subsidiaries (Coach Japan Holdings, Inc. and Coach Japan Investments, Inc.), as well as Coach Japan, Inc., were also parties to the agreement. The purchase price for this transaction will be approximately $225 million, plus approximately $75 million representing Sumitomo's undistributed profits and paid-in capital, for a total cash payment of $300 million. The purchase is expected to close at the end of the Company's current fiscal year and be accretive to earnings in its next fiscal year.



Item 2.02: Results of Operations and Financial Condition.

     On April 26, 2005, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter ended April 2, 2005. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01:  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is being furnished herewith:

99.1           Text of Press Release, dated April 26, 2005.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005

                                           COACH, INC.

                                           By: /s/ Carole P. Sadler
                                               ---------------------------------
                                               Carole P. Sadler
                                               Senior Vice President, General
                                               Counsel and Secretary




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                                  EXHIBIT INDEX


99.1         Text of Press Release, dated April 26, 2005.